UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 7, 2007

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BLACK HILLS CORPORATION

(Exact name of registrant as specified in its charter)

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South Dakota
(State or other jurisdiction of incorporation)
001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street, PO Box 1400 Rapid City, South Dakota (Address of principal executive offices)	57709-1400 (Zip Code)

605.721.1700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 7, 2007, we issued a joint press release with Aquila, Inc. and Great Plains Energy Incorporated, announcing that we had entered into agreements to purchase Aquila's Colorado electric utility assets and its Colorado, Iowa, Kansas and Nebraska gas utility assets, for an aggregate purchase price of $940 million, subject to adjustment. At the same time, Aquila entered into an agreement with Great Plains to merge Aquila with a subsidiary of Great Plains. Each transaction is contingent on, among other things, approval of various utility regulatory agencies, and the completion of the other transaction, meaning that one transaction will not be completed unless the other transaction is completed.

Copies of our press releases and investor relations presentations regarding the transaction are attached as exhibits to this Form 8-K. This information is being furnished pursuant to Regulation FD and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
	99.1	Regional Press Release distributed in South Dakota and Wyoming dated February 7, 2007 issued by Black Hills Corporation.

	99.2	Regional Press Release distributed in Colorado dated February 7, 2007 issued by Black Hills Corporation.

	99.3	Regional Press Release distributed in Iowa dated February 7, 2007 issued by Black Hills Corporation.

	99.4	Regional Press Release distributed in Kansas dated February 7, 2007 issued by Black Hills Corporation.

	99.5	Regional Press Release distributed in Nebraska dated February 7, 2007 issued by Black Hills Corporation.

	99.6	Black Hills Corporation’s Investor Presentation on the proposed purchase of certain utility and related assets of Aquila, Inc. in Colorado, Kansas, Nebraska and Iowa.

	99.7	Black Hills Corporation’s Transaction Overview on the proposed purchase of certain utility and related assets of Aquila, Inc. in Colorado, Kansas, Nebraska and Iowa.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Mark T. Thies
Mark T. Thies
Executive Vice President
and Chief Financial Officer

Date: February 7, 2007

Exhibit Index

Exhibit No.	Title of Document
99.1	Regional Press Release distributed in South Dakota and Wyoming dated February 7, 2007 issued by Black Hills Corporation.

99.2	Regional Press Release distributed in Colorado dated February 7, 2007 issued by Black Hills Corporation.

99.3	Regional Press Release distributed in Iowa dated February 7, 2007 issued by Black Hills Corporation.

99.4	Regional Press Release distributed in Kansas dated February 7, 2007 issued by Black Hills Corporation.

99.5	Regional Press Release distributed in Nebraska dated February 7, 2007 issued by Black Hills Corporation.

99.6	Black Hills Corporation’s Investor Presentation on the proposed purchase of certain utility and related assets of Aquila, Inc. in Colorado, Kansas, Nebraska and Iowa.

99.7	Black Hills Corporation’s Transaction Overview on the proposed purchase of certain utility and related assets of Aquila, Inc. in Colorado, Kansas, Nebraska and Iowa.

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